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                                                                    EXHIBIT 23.5


                     [DeGOLYER AND MacNAUGHTON LETTERHEAD]



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the incorporation by reference to our name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries for the year ended December 31, 1998, into the Registration Statement on Form S-8 of Ocean Energy, Inc. (formerly known as Seagull Energy Corporation) to which this consent is an exhibit.


                                             /s/ DeGolyer and MacNaughton
                                             ----------------------------
                                                 DeGOLYER AND MacNAUGHTON

Dallas, Texas
January 25, 2000